ADDENDUM

This Addendum (“Addendum”), to the Debenture Number November 2007 101 dated November 13, 2007 (the "November Debenture") between Dutchess Private Equities Fund, Ltd ("Dutchess") and Somerset International, Inc. and all of its subsidiaries (the "Company"), and to the Debenture Number June 2007 101 dated June 12, 2007 (the “June Debenture”) between the Company and Dutchess, by and between the Company and Dutchess, is made this 8th day of September, 2008.

WHEREAS, it is in the best interest of both parties to facilitate (the "Facilitation") the amendments in connection with the November Debenture and the June Debenture (collectively the “Debenture”).

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein and in reliance upon the representations and warranties contained herein, the parties hereto covenant and agree as follows:

1.	Amendment to the June Debenture.

a.	The Debenture is hereby amended to DELETE in its entirety the Article 1 (a) and contemporaneously the Debenture is hereby amended to INSERT the following paragraph as the amended Article 1 (a):

Article 1      Interest.

(a) The Company shall pay interest (“Interest”) at the rate of fourteen percent (14%) per annum, compounded daily, on the unpaid Face Amount of this Debenture at such times and in such amounts as outlined in this Article 1.  The Company shall make mandatory monthly payments of interest (the “Interest Payments”), in an amount equal to twelve percent (12%) of the interest accrued on the principal balance of the Debenture from the last Interest Payment until such time as the current Interest Payment is due and payable, the remaining two percent (2%) of the interest shall accrue and be due and payable upon the Holder’s request or upon the Maturity Date.  The Interest Payments shall commence on August 29, 2007 and shall continue each month while there is an outstanding balance on the Face Amount of the Debenture.  The Interest Payments shall be paid the last day of each such month.  The Holder shall retain the right, but not the obligation, to convert any Interest due and payable under this Debenture on terms outlined in Section 3 of this Debenture.

(b) Any monies paid to the Holder in excess of the Interest due when paid shall be credited toward the redemption of the Face Amount of this Debenture.

b.
The Debenture is hereby amended to DELETE in its entirety the Section 2.1 (a) of Article 2 and contemporaneously the Debenture is hereby amended to INSERT the following paragraph as the amended Section 2.1 (a):

(a) Commencing on December 30, 2007, the Company shall make monthly amortizing payments to the Holder (the “Amortizing Payments”) on the Interest outlined in Article 1 hereof, and the Face Amount and the Redemption Amount (as defined in Article 14 hereof), with such Amortizing Payments to be paid on the last business day of each month for so long as there is an outstanding balance on this Debenture, in the amount as outlined below (the “Amortizing Payment Amount”).

(i)         December 30, 2007 through and including May 31, 2008 – Fifteen thousand dollars ($15,000) per month;

(ii) June 30, 2008 through and including June 30, 2008 – Thirty-five thousand dollars ($35,000) per month;

(iii) July 31, 2008 – Fifteen thousand dollars ($15,000)

(iv) August 31, 2008 – December 30, 2008 – Two thousand dollars ($2,000) per month.

(v) January 31, 2009 through and including May 31, 2009 – Forty-five thousand dollars ($45,000) per month;

(vi) June 30, 2009 and each month thereafter until the Face Amount is paid in full – Seventy-five thousand dollars ($75,000) per month;

Upon the Maturity Date, all amounts due under this Debenture shall become immediately due and payable to the Holder.

c.
The Debenture is hereby amended to DELETE in its entirety the Section 6.4 of Article 6 and contemporaneously the Debenture is hereby amended to INSERT the following paragraph as the amended Section 6.4:

Section 6.4 - Seniority. The Company warrants that no indebtedness of the Company is senior to this Debenture in right of payment, whether with respect to interest, damages or upon liquidation or dissolution or otherwise.  The Company warrants that it has taken all necessary steps to subordinate its other obligations to the rights of the Holder hereunder.  In the event the Company makes payment to any other debt currently existing or hereinafter financed, whether by the Company or any of its current or future subsidiaries, the Debenture shall be in default under Article 6, and the Holder shall be entitled to any and all remedies under Article 6.

The Company acknowledges that breaching this section shall cause the Holder to suffer irreparable harm, and that damages will be difficult to ascertain.  Accordingly, the parties agree that the provision for liquidated damages in this Article represents the parties’ good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty.

2.	Amendment to the November Debenture.

a.	The Debenture is hereby amended to DELETE in its entirety the Article 1 (a) and contemporaneously the Debenture is hereby amended to INSERT the following paragraph as the amended Article 1 (a):

Article 1 Interest.

(a) The Company shall pay interest (“Interest”) at the rate of fourteen percent (14%) per annum, compounded daily, on the unpaid Face Amount of this Debenture at such times and in such amounts as outlined in this Article 1.  The Company shall make mandatory monthly payments of interest (the “Interest Payments”), in an amount equal to twelve percent (12%) of the interest accrued on the principal balance of the Debenture from the last Interest Payment until such time as the current Interest Payment is due and payable, the remaining two percent (2%) of the interest shall accrue and be due an payable upon the Holder’s request or upon the Maturity Date.  The Interest Payments shall commence on August 29, 2007 and shall continue each month while there is an outstanding balance on the Face Amount of the Debenture.  The Interest Payments shall be paid the last day of each such month.  The Holder shall retain the right, but not the obligation, to convert any Interest due and payable under this Debenture on terms outlined in Section 3 of this Debenture.

(b) Any monies paid to the Holder in excess of the Interest due when paid shall be credited toward the redemption of the Face Amount of this Debenture

b.
The Debenture is hereby amended to DELETE in its entirety the Section 2.1 (a) of Article 2 and contemporaneously the Debenture is hereby amended to INSERT the following paragraph as the amended Section 2.1 (a):

(c) Commencing on December 30, 2007, the Company shall make monthly amortizing payments to the Holder (the “Amortizing Payments”) on the Interest outlined in Article 1 hereof, and the Face Amount and the Redemption Amount (as defined in Article 14 hereof), with such Amortizing Payments to be paid on the last business day of each month for so long as there is an outstanding balance on this Debenture, in the amount as outlined below (the “Amortizing Payment Amount”).

January 31, 2008 through and including July 31, 2008 – Eight thousand dollars ($8,000) per month;

August 31, 2008 through and including January 31, 2009 – Three thousand ($3,000) per month;

February 28, 2009 through and including July 31, 2009 – twenty thousand dollars ($20,000) per month;

August 31, 2009 through and including April 30, 2010 – thirty thousand dollars ($30,000) per month;

(iv)           May 31, 2010 and each month thereafter until the Face Amount is paid in full – forty dollars ($40,000) per month;

Upon the Maturity Date, all amounts due under this Debenture shall become immediately due and payable to the Holder.

c.
The Debenture is hereby amended to DELETE in its entirety the Section 6.4 of Article 6 and contemporaneously the Debenture is hereby amended to INSERT the following paragraph as the amended Section 6.4:

Section 6.4 Seniority. The Company warrants that no indebtedness of the Company is senior to this Debenture in right of payment, whether with respect to interest, damages or upon liquidation or dissolution or otherwise.  The Company warrants that it has taken all necessary steps to subordinate its other obligations to the rights of the Holder hereunder.  In the event the Company makes payment to any other debt currently existing or hereinafter financed, whether by the Company or any of its current or future subsidiaries, the Debenture shall be in default under Article 6, and the Holder shall be entitled to any and all remedies under Article 6.  The Company acknowledges that breaching this section shall cause the Holder to suffer irreparable harm, and that damages will be difficult to ascertain.  Accordingly, the parties agree that the provision for liquidated damages in this Article represents the parties’ good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty.

3.
As additional consideration for the Holder entering into this Addendum, the Company hereby agrees to immediately issue a Warrant to purchase up to nine hundred thousand shares of the Company’s Common Stock at an exercise price equal to par value.  The Warrant is hereby attached as Exhibit A.

4.
No other terms, rights or provisions of the Transaction Documents are or should be considered to have been modified by the terms of this Addendum and each party retains all other rights, obligations, privileges and duties contained in the Debentures and the Transaction Documents that correspond respectively to the Agreements.

5.
In the event the Company does not perform the duties and obligations as outlined in this Addendum, Dutchess shall have full right to claim an Event of Default as outlined in Article 6, and shall have full rights to all remedies, including charging liquidated damages and/or penalties as described in the Debentures.

Agreed and Accepted, and duly authorized to sign, on this 8th day of September, 2008

By Dutchess:  ___________________________________________________
                                 Douglas H. Leighton, Managing Director

By Company: ___________________________________________________
          John X. Adiletta, Chief Executive Officer,
Somerset International Group, Inc.

   ___________________________________________________
          John X. Adiletta, Chief Executive Officer, Secure System, Inc.

   ___________________________________________________
          John X. Adiletta, Chief Executive Officer, Vanwell Electronics, Inc.

   ___________________________________________________
          John X. Adiletta, Chief Executive Officer,
Fire Control Systems, Inc.

                ___________________________________________________
             John X. Adiletta, Chief Executive Officer,
 Meadowlands Fire, Security, and Electronics Supply, Inc.